UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2007

CRUSADE MANAGEMENT LIMITED,

on behalf of the

CRUSADE GLOBAL TRUST NO. 2 OF 2006

(Exact name of registrant as specified in its charter)

New South Wales, Australia	333-128920-01	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 4, 4-16 Montgomery Street Kogarah NSW 2217, Australia	N/A
(Address of principal executive office)	(Zip Code)

(612) 9952-1315
(Registrant’s telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 6—Asset-Backed Securities.

ITEM 6.03. Change in Credit Enhancement or Other External Support.

(a) Not applicable.

(b) Not applicable.

(c) Material change to enhancement or support.

General

On September 28, 2007, Perpetual Trustees Consolidated Limited (ABN 81 004 029 841), in its capacity as trustee of Crusade Global Trust No. 2 of 2006 (the “Issuer Trustee”), Crusade Management Limited (ABN 90 072 715 916), in its capacity as manager of the Crusade Global Trust No. 2 of 2006 (the “Manager”), Credit Suisse (USA), Inc. (“CSUSA”) and Credit Suisse, London Branch (“Credit Suisse”) entered into an ISDA Novation Agreement (the “Novation Agreement”).

With effect from and including September 28, 2007, pursuant to the Novation Agreement, CSUSA transferred by novation, and Credit Suisse accepted the transfer by novation of, all the rights, liabilities, duties and obligations of CSUSA under and in respect of the transaction evidenced by a confirmation dated September 19, 2006 between the Manager, CSUSA and the Issuer Trustee and subject to an ISDA Master Agreement and the related schedule and credit support annex thereto, dated September 19, 2006 between the Issuer Trustee, CSUSA and the Manager. Pursuant to the terms of the Novation Agreement, the Issuer Trustee, Credit Suisse and the Manager have entered into a new transaction for the transaction previously entered into and a new ISDA Master Agreement (including a related schedule and credit support annex thereto) in respect of such transaction. As a result of entering into the Novation Agreement, the Issuer Trustee and CSUSA have released and discharged, with effect from and including September 28, 2007, their respective obligations under and in respect of the prior transaction entered into on September 19, 2006 and the ISDA Master Agreement and related schedule and credit support annex thereto, dated September 19, 2006.

The Novation Agreement, including the related form of confirmation and schedule to the ISDA Master Agreement relating to the US$ notes, dated September 28, 2007, are attached hereto as Exhibit 10.5.2.

Description of the Currency Swaps

Other than the substitution of the currency swap provider, the terms of these transactions are substantially identical to the original confirmations entered into between the Issuer Trustee, CSUSA and the Manager. A copy of the schedule to the ISDA Master Agreement relating to the US$ notes and the related confirmation relating to the US$ notes were previously filed with the Securities and Exchange Commission by the registrant on Form 8-K on September 28, 2006.

More information about the currency swaps can be found in the prospectus supplement previously filed by the registrant.

Section 8—Other Events.

ITEM 8.01.  Other Events.

Currency Swap Provider

Pursuant to the Novation Agreement, the currency swap provider will be Credit Suisse, London Branch.

Credit Suisse

Credit Suisse is a Swiss bank and a leading global bank serving its diverse clients through three divisions, Investment Banking, Private Banking and Asset Management. Credit Suisse is a wholly-owned subsidiary of Credit Suisse Group, a global financial services company domiciled in Switzerland. Credit Suisse’s registered head office is in Zurich, and it has additional executive offices and principal branches located in London, New York, Hong Kong, Singapore and Tokyo. Credit Suisse is acting through its London Branch with respect to the Novation Agreement.

Credit Suisse Group is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith, files and submits reports and other information with the Securities and Exchange Commission (the “SEC”). Credit Suisse Group’s SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The public may also read and copy any document filed with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

This Form 8-K incorporates by reference the following items relating to Credit Suisse which Credit Suisse Group has previously filed with the SEC:

•          the consolidated balance sheets of Credit Suisse as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2006, which appear in Credit Suisse’s Annual Report for the year ended December 31, 2006, filed with the SEC as Exhibit No. 99.1 to the Form 6-K of Credit Suisse Group (file no. 001-15244) filed on March 28, 2007; and

•          the unaudited consolidated balance sheet of Credit Suisse as of June 30, 2007, and the related unaudited consolidated statements of income, changes in shareholder’s equity and cash flows for the six months ended June 30, 2007, which appear in Exhibit 99.1 to the Form 6-K of Credit Suisse Group (file no. 001-15244) filed on August 3, 2007.

As of the date of this Form 8-K, Credit Suisse has been assigned a senior unsecured debt rating of “AA- (positive outlook)” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., a senior debt rating of “Aa1 (stable outlook)” by Moody’s Investors Service Inc. and a long-term rating of “AA- (stable outlook)” by Fitch Ratings. These ratings are assigned by credit rating agencies, which may raise, lower or withdraw their ratings or place Credit Suisse on “credit watch” with positive or negative implications at any time.

Credit Suisse, London Branch is an affiliate of one of the underwriters, Credit Suisse Securities (USA) LLC.

Section 9—Financial Statements and Exhibits.

ITEM 9.01. Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

10.5.2

Novation Agreement, dated September 28, 2007, among Credit Suisse (USA), Inc., as transferor, Credit Suisse, London Branch, as transferee, Crusade Management Limited, as manager and Perpetual Trustees Consolidated Limited, as issuer trustee, including the related form of confirmation and schedule to the ISDA Master Agreement relating to the US$ notes.

99.1

The consolidated balance sheets of Credit Suisse as of December 31, 2006 and 2005 and the related consolidated statements of income, changes in shareholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2006, filed with the SEC as Exhibit 99.1 to the Form 6-K of Credit Suisse Group (file no. 001-15244) filed on March 28, 2007, are incorporated herein by reference.

99.2

The unaudited consolidated balance sheet of Credit Suisse as of June 30, 2007, and the related unaudited consolidated statements of income, changes in shareholder’s equity and cash flows for the six months ended June 30, 2007, which appear in Exhibit 99.1 to the Form 6-K of Credit Suisse Group (file no. 001-15244) filed on August 3, 2007, are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUSADE MANAGEMENT LIMITED

By:	/s/ Michael Harold See Bowan
Name:	Michael Harold See Bowan
Title:	Authorised Officer

Dated:  September 28, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.5.2

Novation Agreement, dated September 28, 2007, among Credit Suisse (USA), Inc., as transferor, Credit Suisse, London Branch, as transferee, Crusade Management Limited, as manager and Perpetual Trustees Consolidated Limited, as issuer trustee, including the related form of confirmation and schedule to the ISDA Master Agreement relating to the US$ notes.

99.1

The consolidated balance sheets of Credit Suisse as of December 31, 2006 and 2005 and the related consolidated statements of income, changes in shareholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2006, filed with the SEC as Exhibit 99.1 to the Form 6-K of Credit Suisse Group (file no. 001-15244) filed on March 28, 2007, are incorporated herein by reference.

99.2

The unaudited consolidated balance sheet of Credit Suisse as of June 30, 2007, and the related unaudited consolidated statements of income, changes in shareholder’s equity and cash flows for the six months ended June 30, 2007, which appear in Exhibit 99.1 to the Form 6-K of Credit Suisse Group (file no. 001-15244) filed on August 3, 2007, are incorporated herein by reference.